UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 1, 2014

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 1, 2014, the Board of Directors of American Vanguard Corporation (the “Board”) appointed Scott D. Baskin to serve as a member of the Board, thereby filling the vacancy that had been created when Jerome Coben opted not to seek re-election at the company’s 2013 Annual Stockholders’ Meeting. Mr. Baskin will serve until the 2014 Annual Stockholders’ Meeting. The Board also appointed Mr. Baskin to serve on the Nominating & Corporate Governance Committee and the Audit Committee. Mr. Baskin was selected through means of a search of outside candidates conducted by the registrant.

During its last fiscal year, registrant retained the law firm of Irell & Manella, a limited liability company, for legal services and paid that firm fees in the amount of approximately $245K. Through the end of calendar year 2013, Mr. Baskin owned a professional corporation which, in turn, held a general partnership interest in the firm. Mr. Baskin’s interest in that firm was dissolved as of December 31, 2013, upon his retirement therefrom. There are no proposed transactions,in which registrant is to be a participant and in which Mr. Baskin will have a direct or indirect material interest.

The information contained in this Current Report on Form 8-K, including the Exhibits attached hereto, is being furnished under Items 5.02, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On January 1, 2014, the board of directors of the Company set the date for the 2014 Annual Shareholders’ Meeting to be June 4, 2014 for holders of record as of April 15, 2014. Further details will be provided in the Company’s proxy statement relating to that meeting.

On January 6, 2014, the Company issued a press release announcing the appointment of Scott D. Baskin to its board of directors. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated January 6, 2014 of American Vanguard Corporation regarding the appointment of Scott D. Baskin to its board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: January 6, 2014	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer,
General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release of American Vanguard Corporation dated January 6, 2014 regarding the appointment of Scott D. Baskin to its board of directors.